SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 4, 2009

SIMMONS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-124138	20-0646221

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800
Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)

770-512-7700
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 4, 2009, Simmons Company (the “Company”) filed a Suspension of Duty to File Reports on Form 15 with the Securities and Exchange Commission to suspend immediately its voluntary filing of current and periodic reports under Section 13(a) and 15(d) of the Securities Exchange Act, as amended.

As previously disclosed, on November 16, 2009, the Company, along with its subsidiaries Bedding Holdco Incorporated and Simmons Bedding Company and all of its domestic subsidiaries, filed a pre-packaged plan of reorganization under chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SIMMONS COMPANY

By:  /s/ William S. Creekmuir
        William S. Creekmuir
        Executive Vice President and Chief Financial Officer

Date:  December 4, 2009